UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 3, 2013

Jarden Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-13665	35-1828377
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Theodore Fremd Avenue, Rye, New York		10580
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (914) 967-9400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 on Form 8-K/A (this “Amendment No. 1”) is being filed to amend the Current Report on Form 8-K (the “Initial Form 8-K”) filed by Jarden Corporation (the “Company”) with the Securities and Exchange Commission on October 9, 2013. As previously reported in the Initial Form 8-K, on October 3, 2013, the Company completed its acquisition of Yankee Candle Investments LLC, a Delaware limited liability company (“Yankee Candle”). In the Initial Form 8-K, the Company stated its intention to file the financial statements and pro forma financial information required by parts (a) and (b) of Item 9.01 of Form 8-K not later than seventy-one (71) calendar days after the date that the Initial Form 8-K was required to be filed with the Securities and Exchange Commission. Pursuant to the instructions to Item 9.01 of Form 8-K, the Company hereby files this Amendment No. 1 to amend the Initial Form 8-K in order to include the required financial statements and pro forma financial information that were previously omitted.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

(1) The audited consolidated balance sheet of Yankee Candle as of December 29, 2012, and the related consolidated statements of operations, comprehensive income, changes in member’s equity (deficit), and cash flows for the fiscal year ended December 29, 2012, and the notes to the consolidated financial statements of Yankee Candle, and the Report of Deloitte & Touche LLP, Independent Auditors, dated November 26, 2013, which are attached to this Amendment No. 1 as Exhibit 99.1 and incorporated herein by reference.

(2) The unaudited condensed consolidated balance sheets of Yankee Candle as of June 29, 2013 and December 29, 2012, and the related unaudited condensed consolidated statements of operations, comprehensive loss, change in member’s equity (deficit) and cash flows for the twenty-six weeks ended June 29, 2013 and June 30, 2012, and the notes to the condensed consolidated financial statements of Yankee Candle, which are attached to this Amendment No. 1 as Exhibit 99.2 and incorporated herein by reference.

(b)	Pro Forma Financial Information.

Attached to this Amendment No. 1 as Exhibit 99.3 are the following pro forma financial statements of the Company, in each case giving effect to the Company’s acquisition of Yankee Candle, which are incorporated herein by reference:

(1) Unaudited pro forma condensed combined balance sheet as of June 30, 2013, and the notes thereto; and

(2) Unaudited pro forma condensed combined statements of operations for the six-months ended June 30, 2013 and the year ended December 31, 2012, and the notes thereto.

(d)	Exhibits.

The following exhibits are hereby filed as part of this Amendment No. 1:

Number	Exhibit

23.1	Consent of Deloitte & Touche LLP, Independent Auditors to Yankee Candle.

99.1	Audited consolidated balance sheet of Yankee Candle as of December 29, 2012, and the related consolidated statements of operations, comprehensive income, changes in member’s equity (deficit), and cash flows for the fiscal year ended December 29, 2012, and the notes to the consolidated financial statements of Yankee Candle, and the Report of Deloitte & Touche LLP, Independent Auditors, dated July 2, 2013 (November 26, 2013 as to Note 19).

99.2	Unaudited condensed consolidated balance sheets of Yankee Candle as of June 29, 2013 and December 29, 2012, and the related unaudited condensed consolidated statements of operations, comprehensive loss, change in member’s equity (deficit) and cash flows for the twenty-six weeks ended June 29, 2013 and June 30, 2012, and the notes to the condensed consolidated financial statements of Yankee Candle.

99.3	Unaudited pro forma condensed combined balance sheet as of June 30, 2013, and the notes thereto, and the unaudited pro forma condensed combined statements of operations for the six-months ended June 30, 2013 and the year ended December 31, 2012 of the Company, and the notes thereto, giving effect to the Company’s acquisition of Yankee Candle.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 26, 2013

JARDEN CORPORATION

By:	/s/ John E. Capps
Name: John E. Capps Title: Executive Vice President, General Counsel and Secretary

Exhibit Index

Number	Exhibit

23.1	Consent of Deloitte & Touche LLP, Independent Auditors to Yankee Candle.

99.1	Audited consolidated balance sheet of Yankee Candle as of December 29, 2012, and the related consolidated statements of operations, comprehensive income, changes in member’s equity (deficit), and cash flows for the fiscal year ended December 29, 2012, and the notes to the consolidated financial statements of Yankee Candle, and the Report of Deloitte & Touche LLP, Independent Auditors, dated July 2, 2013 (November 26, 2013 as to Note 19).

99.2	Unaudited condensed consolidated balance sheets of Yankee Candle as of June 29, 2013 and December 29, 2012, and the related unaudited condensed consolidated statements of operations, comprehensive loss, change in member’s equity (deficit) and cash flows for the twenty-six weeks ended June 29, 2013 and June 30, 2012, and the notes to the condensed consolidated financial statements of Yankee Candle.

99.3	Unaudited pro forma condensed combined balance sheet as of June 30, 2013, and the notes thereto, and the unaudited pro forma condensed combined statements of operations for the six-months ended June 30, 2013 and the year ended December 31, 2012 of the Company, and the notes thereto, giving effect to the Company’s acquisition of Yankee Candle.